Exhibit 99.07

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 December, 1998
           Series 1998-04, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of February 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      417,215.13
                                                                 ---------------
        (b)    Interest                                       $    3,166,054.59
                                                                 ---------------
        (c)    Total                                          $    3,583,269.72
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      355,578.21
                                                                 ---------------
        (b)    Interest                                       $    2,707,404.78
                                                                 ---------------
        (c)    Total                                          $    3,062,982.99
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $       61,636.92
                                                                 ---------------
        (b)    Interest                                       $      458,649.81
                                                                 ---------------
        (c)    Total                                          $      520,286.73
                                                                 ---------------

 4.     Aggregate Principal Prepayments in part received in the
         applicable Prepayment Period:
        (a)    Principal                                      $      125,280.85
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $   14,564,347.93
                                                                 ---------------
        (b)    Interest                                       $       90,096.49
                                                                 ---------------
        (c)    Total                                          $   14,654,444.42
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10.    Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11.    Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $      246,011.25
                                                                 ---------------
        (b)    Interest                                       $          721.49
                                                                 ---------------
        (c)    Total                                          $      246,732.74
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  504,378,538.19
                                                                 ---------------

13.     Available Funds:                                      $   18,275,146.55
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                  $             0.00
                                                                ----------------

17.      Compensating Interest Payment:                      $         7,812.42
                                                                ----------------

18.      Total interest payments:                            $     2,922,291.39
                                                                ----------------

19. Interest
                             Unpaid Class
     Accrued Certificate  Interest Shortfalls    Interest
Class     Interest                                Payable        Pay-out Rate
-----     --------        -------------------     -------        ------------
R    $             0.00   $              0.00   $      0.00     % 0.000000000
PO   $             0.00   $              0.00   $      0.00     % 0.000000000
A1   $       461,109.16   $              0.00   $461,109.16     % 6.499999938
A2   $       460,965.36   $              0.00   $460,965.36     % 6.999999968
A3   $        23,096.56   $              0.00   $ 23,096.56     % 5.512500817
A4   $        12,517.17   $              0.00   $ 12,517.17     %13.941653833
A5   $       747,170.79   $              0.00   $747,170.79     % 6.749999977
A6   $       482,938.09   $              0.00   $482,938.09     % 5.862499954
A7   $       258,459.41   $              0.00   $258,459.41     % 9.412500137
A8   $       338,295.12   $              0.00   $338,295.12     % 6.749999963
M    $        62,155.54   $              0.00   $ 62,155.54     % 6.750000408
B1   $        30,237.07   $              0.00   $ 30,237.07     % 6.749999210
B2   $        15,115.74   $              0.00   $ 15,115.74     % 6.749998309
B3   $        13,439.94   $              0.00   $ 13,439.94     % 6.749999623
B4   $         6,718.85   $              0.00   $  6,718.85     % 6.749996848
B5   $        10,072.58   $              0.00   $ 10,072.58     % 6.749999280

20.      Principal Distribution Amount:                      $    15,352,855.16
                                                                ----------------

21.     Principal Distribution Amount per Certificate:

                            Principal Distribution     Accrual Amount
                            ----------------------     --------------
        Class R             $               0.00       $          0.00
        Class PO            $             224.57       $          0.00
        Class A1            $       4,306,575.95       $          0.00
        Class A2            $         434,493.52       $          0.00
        Class A3            $       3,188,773.76       $          0.00
        Class A4            $         683,308.67       $          0.00
        Class A5            $       6,719,822.90       $          0.00
        Class A6            $               0.00       $          0.00
        Class A7            $               0.00       $          0.00
        Class A8            $               0.00       $          0.00
        Class SUP           $               0.00       $          0.00
        Class M             $           8,869.75       $          0.00
        Class B1            $           4,314.91       $          0.00
        Class B2            $           2,157.05       $          0.00
        Class B3            $           1,917.91       $          0.00
        Class B4            $             958.80       $          0.00
        Class B5            $           1,437.38       $          0.00

22.     Additional distributions to the Class R Certificate pursuant to the
        Agreement:
                                                             $             0.01
                                                                ----------------

23.     Additional distributions to the Class RL Certificate pursuant to the
        Agreement:
                                                             $             0.00
                                                                ----------------

24.     Subordinate Certificate Writedown Amount:            $             0.00
                                                                ----------------

                                                Accumulative
        Class       Supported Shortfall     Supported Shortfall
        -----       -------------------     -------------------
          B1        $              0.00     $              0.00
          B2        $              0.00     $              0.00
          B3        $              0.00     $              0.00
          B4        $              0.00     $              0.00
          B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                            $             0.00
                                                                ----------------

26. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate.

                Class                  Certificate Interest
                                              Rates
         Class  A3                 %              5.51250082
         Class  A4                 %             13.94165383
         Class  A6                 %              5.86249995
         Class  A7                 %              9.41250014

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution
        Triggers satisfied:
                        Yes         No
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                           $       111,202.18
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                   $       227,072.21
                                                                     -----------

 4.     Credit Losses for prior month:                       $             0.00
                                                                     -----------
                                                  Category  Category  Category
                                                      A         B         C
 5.     Senior Percentage:            % 95.286585    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 6.     Group I Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 7.     Group II Senior Percentage:
                                      %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 8.     Senior Prepayment Percentage:
                                      %100.000000    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 9.     Group I Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 10.    Group II Senior Prepayment
        Percentage:                   %       N/A    N/A       N/A       N/A
                                       -----------   ----    ------    ------

 11.    Junior Percentage:            %  4.713415
                                       -----------

 12.    Junior Prepayment Percentage:
                                      %  0.000000
                                       -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President
                                                     Investor Operations